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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) August 15, 1996
                                                 ---------------

                  Orchard Supply Hardware Stores Corporation
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            (Exact name of registrant as specified in its charter)



        Delaware                    0-21182                    4214109
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    (State or other              (Commission              (I.R.S. Employer
    jurisdiction                 File Number)             Identification No.)
    of incorporation)



6450 Via Del Oro            San Jose, California           95119
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       (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code  (408) 281-3500
                                                   -----------------------------

                                      N/A
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        (Former name or former address, if changed since last report.)

                                                               Page 1 of 3 Pages
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ITEM 1(b).  CHANGES IN CONTROL OF REGISTRANT.


          Attached as Exhibit 20 is the press release issued by Orchard Supply
                      ----------
Hardware Stores Corporation and Sears, Roebuck and Co. dated August 15, 1996, which is hereby incorporated by reference herein.


                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ORCHARD SUPPLY HARDWARE
                                       STORES CORPORATION


Dated:  August 22, 1996                By: /s/ Stephen M. Hilberg
                                           -------------------------------
                                           Stephen M. Hilberg
                                           Senior Vice President and
                                           Chief Financial Officer

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                                 EXHIBIT INDEX

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Exhibit      Description of                                           Page
             Exhibit                                                  Number
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

  20          Press release, dated August 15, 1996.
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